UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2026

CLIMB BIO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40708	83-2273741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 William Street, Suite 145 Wellesley Hills, Massachusetts	02481
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 857-2596

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CLYM	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On January 8, 2026, Climb Bio, Inc. (the “Company”) issued a press release announcing its pipeline progress and anticipated milestones for 2026. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Corporate Updates

On January 8, 2026, the Company issued a press release announcing its pipeline progress and anticipated milestones for 2026, including the following pipeline updates:

•	In November 2025, the Company dosed the first patient in its PrisMN Phase 2 clinical trial of budoprutug in primary membranous nephropathy.

•

In December 2025, the Company received clearance of its investigational new drug application in China to initiate a separate, parallel Phase 1b clinical trial of budoprutug in systemic lupus erythematosus (“SLE”) in China (the “China SLE Trial”), which is designed to complement the Company’s ongoing global Phase 1b clinical trial of budoprutug in SLE and which will seek to enroll SLE patients who have lupus nephritis.

•	The Company has completed dosing of the first cohort in its Phase 1 clinical trial of the subcutaneous formulation of budoprutug in healthy volunteers.

•	In December 2025, the Company completed dosing of the first cohort in its Phase 1 clinical trial of CLYM116 in healthy volunteers.

In addition, the Company announced the following anticipated milestones for 2026:

•	The Company expects to announce initial data from its Phase 1 clinical trial of the subcutaneous formulation of budoprutug in healthy volunteers in the first half of 2026.

•	The Company expects to dose the first patient in the China SLE Trial in the first half of 2026.

•	The Company expects to announce initial data from the PrisMN Phase 2 clinical trial of budoprutug in the second half of 2026.

•	The Company expects to announce initial data, including preliminary efficacy data, from its Phase 1b/2a clinical trial of budoprutug in immune thrombocytopenia in the second half of 2026.

•	The Company expects to announce initial data, including preliminary efficacy data, from its global Phase 1b clinical trial of budoprutug in SLE in the second half of 2026.

•	The Company expects to announce initial data from its Phase 1 clinical trial of CLYM116 in healthy volunteers in mid-2026.

Cash Runway

Based on the Company’s current operating plan, the Company estimates that its cash, cash equivalents and marketable securities will be sufficient to fund its operations into 2028. The Company has based this estimate on assumptions that may prove to be wrong, and the Company could exhaust its available capital resources sooner than it expects.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding: future expectations, plans and prospects for the Company; expectations regarding the therapeutic benefits, clinical potential and clinical development of budoprutug and CLYM116; the anticipated timelines for reporting initial data from the Company’s ongoing and planned clinical trials of budoprutug and CLYM116; the anticipated timeline for initiating the Company’s parallel Phase 1b clinical trial of budoprutug in patients with systemic lupus erythematosus in China and the projected enrollment of patients with systemic lupus erythematosus that have lupus nephritis; the anticipated benefits of the Company’s technology transfer and exclusive license agreement with Beijing Mabworks Biotech Co., Ltd. (“Mabworks”); the sufficiency of the Company’s cash resources for the period anticipated; and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” “will,” “working” and similar expressions. Forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to, important risks and uncertainties associated with: the ability of the Company to timely and successfully achieve or recognize the anticipated benefits of its technology transfer and exclusive license agreement with Mabworks; changes in applicable laws or regulation; the possibility that the Company may be adversely affected by other economic, business and/or competitive factors; the Company’s ability to advance budoprutug and CLYM116 on the timelines expected or at all and to obtain and maintain necessary approvals from the U.S. Food and Drug Administration and other regulatory authorities; obtaining and maintaining the necessary approvals from investigational review boards at clinical trial sites and independent data safety monitoring boards; replicating in clinical trials positive results found in early-stage clinical trials and nonclinical studies; competing successfully with other companies that are seeking to develop treatments for primary membranous nephropathy, immune thrombocytopenia, systemic lupus erythematosus, IgA nephropathy and other immune-mediated diseases; maintaining or protecting intellectual property rights related to budoprutug, CLYM116 and/or its other product candidates; the outcome of any legal proceedings or other disputes; managing expenses; and raising the substantial additional capital needed, on the timeline necessary, to continue development of budoprutug, CLYM116 and any other product candidates the Company may develop. For a discussion of other risks and uncertainties and other important factors, any of which could cause the Company’s actual results to differ materially from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release of Climb Bio, Inc., dated January 8, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Climb Bio, Inc.

Date: January 8, 2026	By:	/s/ Aoife Brennan
Aoife Brennan, M.B., Ch.B.
President and Chief Executive Officer